LAW DEPARTMENT
STEVEN N. FRANK
Vice President
Associate General Counsel &
Secretary
(314) 234-8091
                                           November 3, 1994



Securities and Exchange Commission
Operations Center
Stop 0-7
6432 General Green Way
Alexandria, VA  22312

     Re:  McDonnell Douglas Corporation Form 8-K

Ladies and Gentlemen:

     Enclosed (via EDGAR transmission) is a signed copy of a Current Report on Form 8-K for McDonnell Douglas
Corporation.

     If you have any questions or comments, please call me at (314) 234-8091.

     Thank you for your assistance.

                               Very truly yours,

                               /s/ Steven N. Frank

                               Steven N. Frank